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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 22, 2001
                                                  ------------


                             MICROSEMI CORPORATION
                             ---------------------
            (Exact name of Registrant as specified in its charter)


         Delaware                    0-8866                 95-2110371
----------------------------      ------------          -------------------
(State or other jurisdiction      (Commission            (I.R.S. Employer
    of incorporation)             File Number)          Identification No.)


2381 Morse Avenue, Irvine, California                         92614
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code  (949) 221-7100
                                                    --------------

                                Former Address:
2830 South Fairview Street, Santa Ana, California             92704
                               --------------
(Former name or former address, if changed, since last report)

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Item 5.  Other Events

         On May 22, 2001, the Los Angeles Times published the article attached hereto as Exhibit 99.1. The article is about the Registrant, but is drawn from various sources.

         To the extent that historical information is presented in the article, we draw attention to the historical documents filed by the Registrant with the Securities and Exchange Commission, which can be obtained from the SEC or the Registrant, for a complete statement of relevant historical information and numerous factors that could affect one's interpretation or conclusions about the future.

         We believe the article reflects the author's or publisher's views, in large part. The Registrant did not write the article or publish a corresponding news release, and therefore the Registrant has no comment on any information in the article.

         The article also expressly attributes certain information to third parties other than the Registrant, and the Registrant has no comment on that information at this time.

         Specifically referring only to statements attributed to the Registrant's senior management, the Registrant has experienced growth in sales to military/aerospace customers recently. Comparing the first 6 months of fiscal year 2001 with the first 6 months of fiscal year 2000, this growth seems to have been about 12-15%. In years past, the Registrant had seen 12-15% annual growth in sales to military/aerospace customers; however, the Registrant does not liken the current situation to past times of consistent or predictable growth in such sales. This is a comparison between depressed sales levels in fiscal year 2000 and higher levels in fiscal year 2001, and therefore the Registrant's expectations of up to 15% growth in sales to these customers, which was based only on comparing fiscal year 2000 with fiscal year 2001, could be a temporary gain, if experienced at all. The Registrant's visibility on sales to these customers is limited to approximately 120 days or less and could be affected adversely by numerous known and unknown factors.

         "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Any statements set forth in the article that are not entirely historical and factual in nature are forward-looking statements. For instance, all statements of belief and expectations are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Potential risks and uncertainties include, but are not limited to, such factors as the difficulties regarding stock market volatility, the making of estimates and projections, hiring and retention of qualified technical personnel in a competitive labor market, rapidly changing technology and product obsolescence,

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the ability to realize cost savings or productivity gains, the ability to improve capacity utilization, potential cost increases, the strength and competitive pricing environment of the marketplace, demand for and acceptance of the company's products, the results of planned development, marketing and promotional campaigns, changes in demand for products, difficulties of foreseeing future demand, effects of limited visibility of future sales, potential non-realization of expected orders or non-realization of backlog, business and economic conditions or adverse changes in current industry conditions, customer order preferences, and fluctuations in market prices of the company's stock, difficulties in implementing company strategies, environmental matters, litigation, difficulties protecting proprietary rights, and inventory obsolescence. In addition to these factors, the reader should refer as well to the factors, uncertainties and risks identified in the company's most recent Form 10-K filed by the company with the Securities and Exchange Commission. The company does not undertake to supplement or correct any information in this release that is or becomes incorrect.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Unaudited Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.


EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1            LA Times Article


Item 9.  Regulation FD Disclosure

         On May 22, 2001, the Los Angeles Times published the article attached hereto as Exhibit 99.1.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MICROSEMI CORPORATION
                                                 (Registrant)


Date:  May 22, 2001                     By:   /s/David R. Sonksen
                                            --------------------------
                                            David R. Sonksen,
                                            Executive Vice President,
                                            Treasurer, Chief Financial
                                            Officer and Secretary

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                             MICROSEMI CORPORATION

                               INDEX TO EXHIBITS


EXHIBIT NO.     DESCRIPTION
-----------     -----------
99.1            LA Times Article

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